SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  Form 8-K/A

                                Amendment No. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 4, 2003


                         GS Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


           Delaware                      333-100818             13-6357101
 ----------------------------            ----------         -------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)


                                85 Broad Street
                              New York, NY 10004
              -----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (212) 902-1000
              ---------------------------------------------------
              Registrant's telephone number, including area code


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         GS Mortgage Securities Corp. (the "Registrant" or the "Company") registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 10:30AM on December 2, 2002. This Amendment Number 1 to the Current Report on Form 8-K/A discloses the use of Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on March 9, 1995 to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. in respect of the Company's proposed offering of approximately $933,342,037 of Mortgage Pass-Through Certificates, Series 2003-10 (the "Certificates"). These Collateral Term Sheets were first distributed to prospective investors on August 4, 2003.

         This Amendment Number 1 to the Current Report on Form 8-K/A is being filed to disclose to prospective investors that the Registrant has changed the name of the series referenced in the attached Collateral Term Sheets from "Series 2003-8" to "Series 2003-10".

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Act. The Certificates will be registered pursuant to the Act under the Registration Statement. This transaction is expected to close on October 30, 2003. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

         Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements and Exhibits

         A description of the Exhibit filed herewith is attached hereto.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:  /s/ Samuel Ramos
                                               --------------------------
                                               Name:  Samuel Ramos
                                               Title: Secretary

Dated:  October 9, 2003

                                 EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

    99 Collateral Term Sheets as prepared by Goldman, Sachs & Co. for an offering of approximately $933,342,037 of Mortgage Pass-Through Certificates, Series 2003-10 pursuant to the Registration Statement